UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

Future FinTech Group Inc.

(Exact name of registrant as specified in its charter)

Florida	001-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

02B-03A, 23/F, Sino Plaza, 255-257 Gloucester Road

Causeway Bay, Hong Kong

(Address of principal executive offices, including zip code)

852-21141970

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FTFT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into A Material Definitive Agreement.

Pre-Paid Purchase #3

As previously disclosed, on July 28, 2025, Future FinTech Group Inc. (the “Company”) entered into a Pre-Paid Securities Purchase Agreement (the “Pre-Paid SPA”) with Avondale Capital, LLC (the “Investor”) providing for potential funding of up to $10,000,000 through the issuance of pre-paid purchase instruments (each, a “Pre-Paid Instrument,” and collectively, the “Pre-Paid Instruments”). The Pre-Paid SPA and transactions contemplated thereunder were approved by the Company’s shareholders in a special shareholders meeting held on September 5, 2025.

At the initial closing, the Company received $800,000 in gross proceeds and issued a Pre-Paid Instrument with a principal amount of $884,000 (the “Pre-Paid Purchase #1”). On September 22, 2025, the Company issued a Pre-Paid Instrument with a principal amount of $1,080,000 in exchange for $1,000,000 in cash proceeds (the “Pre-Paid Purchase #2”).

On May 20, 2026, the Company entered into Pre-Paid Purchase #3 (the “Pre-Paid Purchase #3”) with the investor, pursuant to the Pre-Paid SPA. Under Pre-Paid Purchase #3, the Company issued a Pre-Paid Instrument with a principal amount of $2,160,000 in exchange for $2,000,000 in cash proceeds, reflecting an 8% original issue discount (OID) of $160,000, which is included in the initial principal balance of the Pre-Paid Instrument and is deemed fully earned and non-refundable as of the purchase date. The material economic and settlement terms of Pre-Paid Purchase #3 are substantially consistent with Pre-Paid Purchase #1 and #2, which was previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 31, 2025 and September 26, 2025. The foregoing description of Pre-Paid Purchase #3 does not purport to be complete and is qualified in its entirety by reference to the full text of Pre-Paid Purchase #3, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The shares of Common Stock issued or issuable pursuant to the Pre-Paid SPA (including Pre-Paid Purchase #1, Pre-Paid Purchase #2 and Pre-Paid Purchase #3) were registered under the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 30, 2025.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Form Pre-Paid Purchase #3, dated May 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future FinTech Group Inc.

Date: May 26, 2026	By:	/s/ Hu Li
	Name:	Hu Li
	Title:	Chief Executive Officer

2